Exhibit 99.1

REGISTRATION AGREEMENT

December 1, 2003

To the Forward Bank identified
on the signature pages hereto

Ladies and Gentlemen:

1.          Introductory.  Comcast QVC, Inc. (the “Seller”), a Delaware corporation indirectly wholly owned by Comcast Corporation (“Comcast”), as seller, Comcast and the entity identified as the “Forward Bank” (“Forward Bank”) on the signature pages hereto, or an affiliate thereof, as buyer, have entered into Stock Purchase Agreement Nos. 1, 2 and 3 (collectively, the “Stock Purchase Agreements”), each dated as of the date hereof, relating to forward sales by the Seller of an aggregate amount of up to 100,000,000 shares of Series A Common Stock, par value $.01 per share (the “Common Stock”) of Liberty Media Corporation (the “Company”), to Forward Bank or an affiliate thereof, as the case may be  (the “Forward Transaction”).

Forward Bank will use commercially reasonable efforts to, as promptly as reasonably practical on or after the date hereof, but in no event later than twenty trading days after the date hereof (exclusive of trading days during which the Registration Statement (defined below) is not available for sales of Common Stock or in which there was an Offering Disruption Event (as defined below)), sell or cause to be sold (the “Sales”) 100,000,000 shares (the “Securities”) of Common Stock pursuant to the Company’s registration statement on Form S-3 (SEC File No. 333-107613), as amended, under the Securities Act of 1933, as amended (the “Act”), and Rule 415 promulgated thereunder.  The aforementioned registration statement as amended to the date of this Agreement is hereinafter referred to as the “Registration Statement”.  The Securities sold by the Forward Bank  (“Excess Share Sales”) pursuant to the Registration Statement are hereinafter referred to as the “Excess Shares” and the Securities caused by the Forward Bank to be sold through no more than one additional nationally recognized underwriter (the “Designated Delta Sales”) pursuant to the Registration Statement are hereinafter referred to as the “Designated Delta Shares”.  Forward Bank and the additional underwriter, if any, who becomes a party hereto pursuant to Section 12 hereof are herein referred to as the “Underwriters”.  “Offering Disruption Event” means, in relation to any trading day, a day on which (a) (i) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange, (ii) trading of any securities of the Company shall have been suspended on or by the New York Stock Exchange, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of the Underwriters, impracticable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement (defined below) and Prospectuses (defined below).

In connection with the Forward Transaction and the Sales, the Seller, Comcast, the Company and the Underwriters agree with each other as follows:

2.          The Offering.  (a)  Registration Statement and Prospectuses.  The Registration Statement relates, among other things, to resales (including the Sales) of 217,709,773 shares of Common Stock, all of which remain available for sale thereunder on the date of this Registration Agreement.  The Company has prepared and filed the Registration Statement with the Securities and Exchange Commission (the “Commission”) in accordance with the Act.  The prospectus, dated September 19, 2003, and filed by the Company with the Commission on September 23, 2003 pursuant to Rule 424(b)(3) relating to the Registration Statement and covering resales of the Securities is hereinafter referred to as the “Base Prospectus”.  The Company proposes to file with the Commission pursuant to Rule 424(b) under the Act a prospectus supplement relating to any Designated Delta Sales.  The Base Prospectus as supplemented by such prospectus supplement in the form first used to confirm Designated Delta Sales is hereinafter referred to as the “Delta Share Prospectus.”  The Company also proposes to file with the Commission pursuant to Rule 424(b) under the Act a prospectus supplement relating to the Excess Share Sales.  The Base Prospectus as supplemented by such prospectus supplement in the form first used to confirm Excess Share Sales is hereinafter referred to as the “Excess Share Prospectus”, and along with the Delta Share Prospectus the “Prospectuses.”  Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectuses shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder on the date of this Agreement; and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectuses shall be deemed to refer to and include the filing of any documents under the Exchange Act after the date of this Agreement, or the date of the Base Prospectus or the Prospectuses, as the case may be, which are deemed to be incorporated by reference therein.  For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus or the Prospectuses will be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system.

(b)   Initial Settlement Date.  If the Forward Bank agrees to sell any Securities to an underwriter in order that such underwriter will execute sales of such Securities under the Registration Statement and such Securities are priced after 4:30 p.m. Eastern time on the date hereof, the initial settlement for a sale pursuant to a Prospectus will be the third business day after the date hereof.

3.          Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, each Underwriter, as of the date hereof and as of each day thereafter (unless and to the extent of any notice to the contrary delivered to an Underwriter pursuant to Section 5(d)) until and including the later of the last day of the Prospectus Delivery Period (defined below) with respect to (x) the Excess Share Prospectus and (y) the Delta Share Prospectus (such later date, the “Final Prospectus Delivery Date”) that:

(a)   Registration Statement and Prospectuses.  At the time the Registration Statement was filed with the Commission and at the time the Registration Statement became effective under the Act, the Company met the requirements for use of Form S-3 under the Act.  The Registration Statement is effective under the Act, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission.  The Registration Statement, at the time the Registration Statement became effective, complied in all material respects with the requirements of the Act and the rules and regulations of the Commission promulgated thereunder (the “Act Regulations”); the Base Prospectus when filed with the Commission complied in all material respects with the requirements of the Act and the Act Regulations; and the Prospectuses when filed with the Commission will comply in all material respects with the requirements of the Act and the Act Regulations.  On each date during the Prospectus Delivery Period (defined below), the Registration Statement and the Prospectuses will comply in all material respects with the requirements of the Act and the Act Regulations.  The Registration Statement, when declared effective by the Commission, did not, and on each date during the Prospectus Delivery Period, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Prospectuses, at the date thereof, did not, and, on each date during the Prospectus Delivery Period, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Notwithstanding the foregoing, the representations, warranties and agreements contained in this Section 3(a) will not apply to statements in or omissions from the Registration Statement and Prospectuses made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter, the Seller or Comcast expressly for use therein.  The foregoing representations in this Section are subject to and qualified by any notice provided by the Company to an Underwriter pursuant to Section 5(d) to the extent set forth therein.

(b)   Independent Accountants.  The accountants who certified the financial statements and supporting schedules of the Company included or incorporated by reference in the Registration Statement are independent public accountants with respect to the Company within the meaning of Regulation S-X under the Act.

(c)   Financial Statements.  The consolidated financial statements, together with the related schedules and notes, of the Company included or incorporated by reference in the Registration Statement and the Prospectuses, comply as to form in all material respects with the requirements of the Act and present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified, and such statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”), except that unaudited financial statements may omit notes required by GAAP and subject, in the case of any unaudited financial statements, to normal recurring audit adjustments.

(d)   Documents Incorporated by Reference.  The documents incorporated by reference or deemed to be incorporated by reference in the Registration Statement and the Prospectuses, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act Regulations”), and further documents so filed and incorporated by reference in the Registration Statement and the Prospectuses will, when they are filed with the Commission, conform in all material respects to the requirements of the Exchange Act and the Exchange Act Regulations.  None of such documents, when filed and (i) when read together with the information in the Base Prospectus, at the time the Registration Statement became effective contained and (ii) when read together with the information in the Prospectuses at their dates, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary (A) in the case of the Registration Statement, to make the statements therein not misleading, or (B) in the case of the Prospectuses, to make the statements therein, in light of the circumstances under which they are made, not misleading; and no such further document, when it is filed, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)   No Material Adverse Change in Business.  Since the respective dates as of which information is given in the Prospectuses, except as otherwise stated therein or in any notice provided pursuant to Section 5(d), (i) there has been no material adverse change in the condition, financial or otherwise, or in the results of operations or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), other than changes relating to the economy in general or the Company’s industry in general and not specifically relating to the Company and (ii) there have been no transactions entered into by the Company or any of its consolidated subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its consolidated subsidiaries considered as one enterprise.

(f)    Good Standing.  The Company has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect, and has all corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, and the Company has the corporate power and authority to enter into and perform its obligations under this Agreement.

(g)   Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(h)   Due Authorization of Securities.  The Securities have been duly authorized and are validly issued, fully paid and non-assessable.

(i)    Description of Securities; Listing.  The Securities conform in all material respects to the description thereof contained in or incorporated by reference into the Base Prospectus, and any amendment or supplement thereto; the Securities have been duly listed on the New York Stock Exchange, Inc.

(j)    Absence of Defaults and Conflicts. Neither the Company nor any of its consolidated subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its consolidated subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its consolidated subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or in the Prospectuses and the consummation of the transactions contemplated herein and in the Prospectuses by the Company and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its consolidated subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its consolidated subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties.

(k)   Absence of Proceedings. Except as disclosed in the Prospectuses, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against the Company or any of its consolidated subsidiaries which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its consolidated subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Prospectuses, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

(l)    Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under state securities laws) is necessary or required for the performance by the Company of its obligations hereunder or in connection with the offering, issuance or sale of the Securities by the Company, except (1) for the filing of the Prospectuses required hereby and any filings under the Exchange Act required in connection herewith or (2) such as have been already obtained or the failure to obtain which, singly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(m)  Investment Company Act. The Company is not an “investment company” or an entity “controlled’ by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

4.          Representations and Warranties of the Seller and Comcast.  Each of the Seller and Comcast, jointly and severally represents and warrants to, and agrees with, the Underwriters and the Company that as of the date hereof and as of each day thereafter:

(a)   Good Standing.  It has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

(b)   Registration Agreement.  It has all corporate power to enter into this Agreement and to consummate the transactions contemplated hereby.  It has duly authorized, executed and delivered this Agreement.

(c)   Absence of Defaults and Conflicts.  The execution, delivery and performance by it of, and the compliance by it with all of the provisions of, this Agreement, and the consummation of the transactions herein contemplated or contemplated in the Prospectuses or Stock Purchase Agreements, do not and will not, whether with or without the giving of notice or passage of time or both, (x) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of it or its subsidiaries pursuant to any material contract, indenture, mortgage, deed of trust, loan agreement, credit agreement, note, lease, stockholders’ agreement, lockup agreement, registration rights agreement, co-sale agreement or any other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its articles of incorporation or by-laws or any applicable law, rule, regulation, statute, order, judgment, decree, or writ of any court, government or government instrumentality or body having jurisdiction over it or any of its property or assets or (y) require any consent, license, approval, authorization, decree or order of, or filing, registration or qualification with any governmental body, agency, official, self-regulatory organization or court or other tribunal, whether foreign or domestic, or any other person.

(d)   Absence of Proceedings.  There is not pending or threatened against it or any of its affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, government body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or its ability to perform its obligations hereunder.

(e)   Registration Statement and Prospectuses.  The Registration Statement and Prospectuses (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Act and do not and will not, as of the applicable effective date of the Registration Statement and any amendment thereto and as of the date of the Prospectuses and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectuses, as amended or supplemented on each date during the Prospectus Delivery Period (as defined below), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties shall apply only to statements or omissions in the Registration Statement or the Prospectuses made in reliance upon and in conformity with information relating to the Seller or Comcast furnished to the Company by the Seller or Comcast expressly for use therein.

(f)    No Broker’s Fees.  It is not a party to any contract, agreement or understanding with any person (other than this Agreement or the Stock Purchase Agreements) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(g)   No Stabilization.  It has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Stock.

5.          Certain Agreements of the Company.  The Company covenants and agrees with the Underwriters, the Seller and Comcast that:

(a)   Prospectuses.  The Company will file the Delta Share Prospectus Supplement, in form and substance reasonably satisfactory to the Underwriters, and the Excess Share Prospectus Supplement, in form and substance reasonably satisfactory to the Forward Bank, with the

Commission within the time periods specified by Rule 424(b) under the Securities Act and, during the Prospectus Delivery Period (defined below), will use reasonable best efforts to timely file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; and the Company will furnish copies of the Delta Share Prospectus to the Underwriters and the Excess Share Prospectus to the Forward Bank in New York City prior to 10:00 A.M., New York City time, on the third business day next succeeding the date of this Agreement in such quantities as the Underwriters and the Forward Bank, as the case may be, may reasonably request.

(b)   Delivery of Copies.  The Company will deliver to the Underwriters and the Forward Bank two conformed copies of each amendment to the Registration Statement, including all consents filed therewith, and (i) during the Prospectus Delivery Period, as many copies of the relevant Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Underwriters or the Forward Bank, as the case may be, may reasonably request.  As used herein, the term “Prospectus Delivery Period” means with respect to the Delta Share Prospectus such period of time the first day of which is the date hereof and the last day of which is the earlier of (x) the settlement date for the last of the Delta Shares to be sold and (y) the date that is 23 trading days after the date hereof (exclusive of trading days during which the Registration Statement is not available for sales of Common Stock or in which there was an Offering Disruption Event), and with respect to the Excess Share Prospectus during such period of time the first day of which is the date hereof and the last day of which is the earlier of (x) the settlement date for the last of the Excess Shares to be sold and (y) the date that is 23 trading days after the date hereof (exclusive of trading days during which the Registration Statement is not available for sales of Common Stock or in which there was an Offering Disruption Event).

(c)   Amendments or Supplements.  During the Prospectus Delivery Period, before filing any amendment or supplement to the Registration Statement or the Prospectuses (other than any amendment or supplement effected by the filing of documents pursuant to the Exchange Act, except for such amendments or supplements which expressly relate to the offering of Securities contemplated hereby ), the Company will furnish to the Underwriters and counsel for the Underwriters a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement if any Underwriter reasonably objects thereto.

(d)   Notice to the Underwriters.  During the Prospectus Delivery Period, the Company will advise the Underwriters promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectuses or any amendment to the Prospectuses has been filed with the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information relating thereto; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectuses or the initiation of any proceeding for that purpose; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the relevant Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the relevant Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation of any proceeding for such purpose and (vii) if any representation of the Company contained in Section 3 is no longer correct (if qualified by materiality) or is no longer correct in any material respect (if not qualified by materiality); and the Company will use its reasonable commercial efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Prospectuses or suspending any such qualification of the Securities and, if any such order is issued, to obtain as soon as practicable the withdrawal thereof.  For any such notice so provided pursuant to clause (vii) above, such notice shall reference this Agreement and contain a brief explanation as to the reason for such notice, but shall not be required to contain a specific reference to any particular provision in Section 3.  In respect of any such notice so delivered pursuant to clause (vii) above, (x) if the Company can take any actions so that the representation(s) to which the explanation contained in such notice relates shall be correct after the taking of such actions, it shall use its commercially reasonable efforts to take such actions as soon as practicable after the giving of such notice and (y) if the explanation contained in such notices relates to any representation contained in Sections 3(a), 3(c), 3(d) or 3(e), then the Company shall take the actions described in Section 5(e).

(e)   Ongoing Compliance of the Prospectuses.  If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which, in the reasonable opinion of the Company, Seller, Comcast or the Underwriters or their respective counsel, the relevant Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary, in the reasonable opinion of the Company, Seller, Comcast or the Underwriters or their respective counsel, to amend or supplement such Prospectus to comply with the Act or the Exchange Act, the Company will promptly prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Underwriters may designate, such amendments or supplements to such Prospectus as may be necessary so that the statements in such Prospectus as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that such Prospectus will comply with the Act or the Exchange Act.

(f)    Blue Sky Compliance.  The Company will use commercially reasonable efforts, in cooperation with the Underwriters, to register or qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities contemplated in this Agreement; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) take any action which would subject it to or file any general consent to service of process in any such jurisdiction, (iii) take any action which would subject it to taxation in any such jurisdiction if it is not otherwise so subject, or (iv) conform its capitalization or the composition of its assets to the Securities or Blue Sky laws of such jurisdiction.

(g)   Earnings Statement.  The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders, as soon as reasonably practicable, an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Act.

(h)   Holdback Agreement.  The Company agrees not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company for the period ending on the date that is 5 trading days after the date hereof, provided, however, that the provisions of this paragraph shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

6.          Additional Covenants of the Company, the Seller and Comcast and Opinion of Underwriters’ Counsel.

(a)   Comfort Letters.  On the first settlement date for a sale pursuant to a Prospectus (the “Delivery Date”) the Company agrees to use its commercially reasonable efforts to cause KPMG LLP to deliver to the Underwriters a letter, dated the Delivery Date confirming that they are independent public accountants within the meaning of the Act and the applicable published rules and regulations thereunder (the “Rules and Regulations”) and containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectuses.

(b)   Opinion of Baker Botts L.L.P., Counsel for the Company.  On the Delivery Date, the Company shall use its commercially reasonable efforts to cause to be delivered to the Underwriters an opinion, dated the Delivery Date, of Baker  Botts L.L.P, counsel for the Company, reasonably satisfactory to counsel to the Underwriters to the effect set forth in Exhibit A and covering such other matters relating to the Company as the Underwriters shall reasonably request.  In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

(c)   Opinion of Sherman & Howard L.L.C., Special Counsel for Company. On the Delivery Date, the Company shall use its commercially reasonable efforts to cause to be delivered to the Underwriters an opinion, dated the Delivery Date, of Sherman & Howard L.L.C., special counsel for the Company, reasonably satisfactory to counsel to the Underwriters to the effect set forth in Exhibit B and covering such other matters relating to the Company as the Underwriters shall reasonably request.

(d)   Opinion of Carter, Ledyard & Milburn, Special Counsel for Company. On the Delivery Date, the Company shall use its commercially reasonable efforts to cause to be delivered to the Underwriters an opinion, dated the Delivery Date, of Carter, Ledyard & Milburn, special counsel for the Company, reasonably satisfactory to counsel to the Underwriters to the effect set forth in Exhibit C and covering such other matters relating to the Company as the Underwriters shall reasonably request.

(e)   Opinion of Davis Polk & Wardwell, Special Counsel to Seller and Comcast.  On the Delivery Date, the Seller and Comcast shall use their commercially reasonable efforts to cause to be delivered to the Underwriters an opinion, dated the Delivery Date, of Davis Polk & Wardwell, special counsel for the Seller and counsel for Comcast, reasonably satisfactory to counsel to the Underwriters to the effect set forth in Exhibit D and covering such other matters relating to the Seller and Comcast as the Underwriters shall reasonably request.

(f)    Opinion of General Counsel of Comcast.  On the Delivery Date, Comcast shall cause to be delivered to the Underwriters an opinion, dated the Delivery Date, of Arthur R. Block, General Counsel of Comcast, reasonably satisfactory to counsel to the Underwriters to the effect set forth in Exhibit E and covering such other matters relating to Comcast as the Underwriters shall reasonably request.

(g)   Opinion of Thomas R. Nathan, Internal Communications Counsel of Comcast. On the Delivery Date, the Company will cause to be delivered to the Underwriters an opinion, dated the Delivery Date, of Thomas R. Nathan, internal communications counsel for the Seller and Comcast, reasonably satisfactory to counsel to the Underwriters to the effect set forth in Exhibit F and covering such other matters relating to the Seller and Comcast as the Underwriters shall reasonably request.

(h)   Opinion of Sidley Austin Brown & Wood llp, Counsel for the Underwriters.  On the Delivery Date, Sidley Austin Brown & Wood llp, counsel to the Underwriters, shall deliver to the Underwriters an opinion, dated the Delivery Date, to the effect set forth in Exhibit G and covering such other matters as the Underwriters shall reasonably request.  In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

(i)    Officers’ Certificates.  (A) On the Delivery Date the Company shall furnish the Underwriters a certificate, dated the Delivery Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers shall state that:(i) the representations and warranties of the Company in Section 3 of this Agreement are true and correct as of and as if made on the Delivery Date; (ii) the Company has complied in all material respects with all agreements on its part to be performed hereunder at or prior to the Delivery Date and (iii) subsequent to the respective dates as of which information is given in the Prospectuses, there has been no material adverse change in the condition (financial or otherwise), or in the results of operations, business affairs or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (other than changes relating to the economy in general or the Company’s industry in general and not specifically related to the Company) except as set forth in or contemplated by the Prospectuses.

(B)   On the Delivery Date, the Seller and Comcast shall jointly and severally furnish the Underwriters and the Company a certificate, dated the Delivery Date, of the President or any Vice President and a principal financial or accounting officer of the Seller or Comcast, as the case may be, in which such officers shall state that they have carefully examined the Registration Statement, the Prospectuses and any supplement or amendment thereto and this Agreement and that the representations and warranties of each of the Seller and Comcast in this Agreement are true and correct as of and as if made on the Delivery Date.  The officers making such certificate may rely upon the best of their knowledge as to proceedings threatened.

(j)    Due Diligence.  The Company agrees to cause the chief financial officer and the general counsel of the Company to participate in  telephonic due diligence sessions with representatives of the Underwriters and their counsel on the date hereof and on the Delivery Date.

(k)   No Stabilization by Seller and Comcast.   The Seller and Comcast jointly and severally covenant and agree with the Underwriters that (i) neither of the Seller or Comcast will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Stock and (ii) they will advise the Underwriters and the Company promptly and, if requested by the Underwriters, confirm such advice in writing, so long as delivery of the Prospectuses by the Underwriters or any dealer may be required under the Act, of any change in information in the Registration Statement or the Prospectuses relating to the Seller and Comcast or to any of the information furnished to the Company by the Seller or Comcast expressly for use in the Prospectuses.

(l)    Holdback Agreement of Seller and Comcast.  Each of Seller and Comcast hereby agrees that, without the prior written consent of Forward Bank on behalf of the Underwriters, it will not, for the period ending on the date that is thirty trading days after the date hereof, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

7.          Indemnification and Contribution.  (a) Indemnification of the Underwriters by the Company.  The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such person within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as follows:

(i)    against any and all loss, liability, claim, damage and expense, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectuses (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ii)   against any and all loss, liability, claim damage and expense, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 7(e) below) any such settlement is effected with the written consent of the Company; and

(iii)  against any and all expense, as incurred (including the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter, Comcast or Seller expressly for use in the Registration Statement (or any amendment thereto) or the applicable Prospectus (or any amendment thereto), provided, further that this indemnity agreement shall not apply to the extent that any loss, liability, claim, damage or expense results from: (i) the fact that a current copy of the Prospectus (or, the Prospectus as amended or supplemented) was not sent or given by or on behalf of such Underwriter to the person asserting any such loss, liability, claim, damage or expense at or prior to the written confirmation of the sale of the Securities to such person, and if the applicable Prospectus (as so amended or supplemented) corrected the untrue statement or omission giving rise to such loss, liability, claim, damage or expense; (ii) the use of any Prospectus by such Underwriter or any person who controls such Underwriter, after such time as the Company advised such Underwriter that the filing of an amendment or supplement thereto was required, except such Prospectus as so amended or supplemented; or (iii) the use of any Prospectus after the Final Prospectus Delivery Date.

(b)   Indemnification of the Underwriters by the Seller and Comcast.  Each of the Seller and Comcast jointly and severally agrees to indemnify and hold harmless each of Morgan Stanley & Co. International Limited and each Underwriter and each person, if any, who controls such person within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act as follows:

(i)    against any and all loss, liability, claim, damage and expense, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectuses (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ii)   against any and all loss, liability, claim, damage and expense, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 7(e) below) any such settlement is effected with the written consent of Comcast; and

(iii)  against any and all expense, as incurred (including the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however that this indemnity agreement shall apply only insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Seller or Comcast furnished to the Company in writing by the Seller or Comcast, expressly for use therein, provided, further that this indemnity agreement shall not apply to the extent that any loss, liability, claim, damage or expense results from: (i) the fact that a current copy of the Prospectus (or, the Prospectus as amended or supplemented) was not sent or given by or on behalf of such Underwriter to the person asserting any such loss, liability, claim, damage or expense at or prior to the written confirmation of the sale of the Securities to such person, and if the applicable Prospectus (as so amended or supplemented) corrected the untrue statement or omission giving rise to such loss, liability, claim, damage or expense; (ii) the use of any Prospectus by such Underwriter or any person who controls such Underwriter, after such time as the Company advised such Underwriter that the filing of an amendment or supplement thereto was required, except such Prospectus as so amended or supplemented; or (iii) the use of any Prospectus after the Final Prospectus Delivery Date.

(c)   Indemnification of the Company, Seller and Comcast by the Underwriters.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Seller, Comcast, the Company’s directors, the Company’s officers who signed the Registration Statement and each person, if any, who controls the Company, the Seller or Comcast within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraphs (a) or (b) above, as the case may be, but only insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Underwriter furnished to the Company in writing by such Underwriter, expressly for use in the Registration Statement and the Prospectuses (or any amendment or supplement thereto), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Supplemental Prospectuses furnished on behalf of each Underwriter: the information contained in the last paragraph of the cover page and the third sentence of the first paragraph, second paragraph, first, second and fifth sentences of the third paragraph, first, second and fourth sentences of the fourth paragraph, second sentence of the ninth paragraph and tenth paragraph under the caption “Plan of Distribution” in the Excess Share Prospectus and in the third and fourth paragraphs and the last sentence of the cover page and the first, second and fourth sentences in the second paragraph, first, second and fifth sentences in the third paragraph, the sixth paragraph and second sentence in the tenth paragraph under the caption “Underwriting” in the Delta Share Prospectus.

(d)   Actions against Parties; Notification.  Each indemnified party will give written notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, and the indemnifying party will assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses.  Any omission to so notify an indemnifying party will not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event will not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  Any such indemnified party will have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel will be such indemnified party’s unless (a) the indemnifying party has agreed to pay such fees and expenses or (b) the indemnifying party has failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the indemnified party in any such action or proceeding or (c) the named or potentially named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and indemnifying party, and the indemnified party has been advised by its counsel that there may be a conflict of interest between such indemnified party and indemnifying party in the conduct of the defense of such action (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party will not have the right to assume the defense of such action or proceeding on behalf of such indemnified party), it being understood, however, that the indemnifying party will not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (unless the members of such firm are not admitted to practice in a jurisdiction where an action is pending, in which case the indemnifying party will pay the reasonable fees and expenses of one additional firm of attorneys to act as local counsel in such jurisdiction, provided the services of such counsel are substantially limited to that of appearing as attorneys of record) at any time for all indemnified parties, which firm will be designated in writing by the indemnified party.  No indemnifying party will, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim for which it is entitled to indemnification hereunder and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)   Settlement without Consent if Failure to Reimburse.  If at any time an indemnified party will have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel and such indemnified party is entitled to such reimbursement hereunder, such indemnifying party agrees that it will be liable for any settlement of the nature contemplated by Section 7(a)(ii) or Section 7(b)(ii)effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party will have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party will not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(f)    Contribution.  If the indemnification provided for in this Section 7 is unavailable to hold harmless an indemnified party (other than by reason of the first sentence of Section 7(d)) in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party will contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company, the Underwriters, Seller and Comcast (with the obligations of Seller and Comcast being joint and several) in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable consideration.

The relative fault of the parties will be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such parties and such parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The parties agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section.  The aggregate amount of losses, claims, damages and expenses incurred by an indemnified party and referred to above in this Section will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section, no Underwriter will be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by it as contemplated hereby and the Prospectuses exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to the respective amounts of Securities sold by them as contemplated hereby.

For purposes of this Section, each person, if any, who controls an Underwriter, the Company, Seller or Comcast within the meaning of Section 15 of the Act or Section 20 of the Exchange Act will have the same rights to contribution as such party.

(g)   Non-Exclusive Remedies.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any party at law or in equity.

8.          Effectiveness of Agreement.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9.          Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 7 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

10.        Payment of Expenses.  The Company will pay all of the following expenses: (i) registration, qualification and filing fees with the Commission, (ii) fees and expenses of compliance with securities or blue sky laws, (iii) printing expenses, including expenses incurred in distributing the Prospectuses (including any amendments and supplements thereto) to the Underwriters, and fees and expenses of any trustee or escrow agent, (iv) internal expenses of the Company

(including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Company, (vi) customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vii) fees and expenses of any special experts retained by the Company in connection with such registration and (viii) fees and expenses of listing the Securities on a securities exchange; but shall not include any underwriting fees or discounts or commissions attributable to the sale of Securities or any fees and expenses of counsel for Seller, Comcast or any Underwriter.

11.        Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Seller, Comcast and Underwriters contained in this Agreement or made by or on behalf of the Company, the Seller, Comcast or the Underwriters pursuant to this Agreement or any certificate delivered pursuant to this Agreement or the Stock Purchase Agreements shall survive the sale of Securities and shall remain in full force and effect, regardless of any termination of this Agreement or the Stock Purchase Agreements or any investigation made by or on behalf of the Company, the Seller, Comcast or the Underwriters.

12.        Additional Underwriter.  If the Forward Bank agrees to sell any Securities to an underwriter in order that such underwriter will execute sales of such Securities under the Registration Statement, such underwriter (but no more than one such additional underwriter), provided it is a nationally recognized underwriter, shall be deemed an “Underwriter” and a party hereto and will jointly assume all the rights and severally assume all the obligations that flow to and from the Underwriters hereunder by executing and delivering the Agreement to be Bound, in substantially the form set forth on Exhibit H, to the Company, the Seller and Comcast.

13.        Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Act; and (d) the term “trading day” shall mean a day on which the principal national securities exchange or automated quotation system, if any, on which the Securities are listed or quoted at such time is open for trading or quotation.

14.        Miscellaneous.  (a)  Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Forward Bank shall be given to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, (fax: 212-507-4622); Attention: Chief Legal Officer.  Notices to the Company shall be given to it at 12300 Liberty Blvd., Englewood, Colorado, 80112 (fax: 720-875-5382), Attention: Charles Tanabe, Esq.; with a copy to Baker Botts L.L.P., 30 Rockefeller Plaza, New York, New York 10112 (fax:  212-259-2528); Attention:  Thomas D’Ambrosio.  Notices to the Seller shall be given to it at 1201 Market Street, Suite 1405, Wilmington, DE 19801, (fax:302-658-7310); Attention: Abram E. Patlove.  Notices to Comcast shall be given to it at 1500 Market Street, Philadelphia, Pennsylvania 19102, (fax: 212-981-7794); Attention: General Counsel; with a copy to Davis Polk & Wardwell, 1600 El Camino Real, Menlo Park, California 94025, (fax: 650-752-2111); Attention: Bruce K. Dallas,

or to such other person or address as any party will specify by notice in writing to the other party.  All notices and other communications given to a party in accordance with the provisions of this Agreement will be deemed to have been given (i) three business days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by telecopy (answer back received) or (iii) one business day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt requested.  Notwithstanding the preceding sentence, notice of change of address will be effective only upon actual receipt thereof.

(b)   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(c)   Severability.  To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

(d)   Submission to Jurisdiction.  The Company, the Seller, Comcast and Underwriters hereby irrevocably and unconditionally submit to the non-exclusive jurisdiction of the Federal and state courts located in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(e)   Waiver of Jury Trial. The Company, the Seller, Comcast and the Underwriters hereby irrevocably and unconditionally waive any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

(f)    Entire Agreement.  Except as expressly set forth herein, this Agreement constitutes the entire agreement and understanding among the parties with respect to its subject matter and supersedes all oral communications and prior writings with respect thereto except for the Amended and Restated Registration Rights Agreement, dated as of July 15, 2003, by and among Comcast, Seller and the Company.

(g)   Amendments or Waivers.  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(h)   Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(i)    Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

15.        Covenant of Underwriters.  On the first day following the Final Prospectus Delivery Date, the Underwriters shall terminate the distribution of the Securities contemplated hereby and in the Prospectuses, shall cease any related special selling efforts and selling methods with respect thereto and shall cease using the Prospectuses.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

LIBERTY MEDIA CORPORATION

By:	/s/ Charles Y. Tanabe
Charles Y. Tanabe
Senior Vice President

COMCAST QVC, INC.

By:	/s/ James P. McCue
James P. McCue
Vice President

COMCAST CORPORATION

By:	/s/ William E. Dordelman
William E. Dordelman
Vice President - Finance

Accepted: 12/1, 2003

FORWARD BANK:

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Kevin Woodruff
Title: Authorized Signatory